UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 15, 2025
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M&T BANK CORPORATION
(Exact name of registrant as specified in its charter)
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	New York
(State or other jurisdiction of incorporation)
1-9861 (Commission File Number)		16-0968385 (I.R.S. Employer Identification Number)

One M&T Plaza, Buffalo, New York		14203
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (716) 635-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $.50 par value	MTB	New York Stock Exchange
Perpetual Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series H	MTBPrH	New York Stock Exchange
Perpetual Fixed Rate Non-Cumulative Preferred Stock, Series J	MTBPrJ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
M&T Bank Corporation 2025 Annual Meeting of Shareholders
M&T Bank Corporation (“M&T”) held its 2025 Annual Meeting of Shareholders on April 15, 2025 (the “Annual Meeting”).
At the Annual Meeting, shareholders approved all of the Board of Directors’ proposals, which included: (i) the election of fourteen (14) directors of M&T, for one-year terms and until their successors have been elected and qualified; (ii) the approval of the 2024 compensation of M&T’s Named Executive Officers; and (iii) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2025. Each of the proposals is described in more detail in M&T's 2025 Proxy Statement, which was filed with the Securities and Exchange Commission on March 4, 2025.
The voting results for each proposal, including the votes for and against or withheld, and any abstentions or broker non-votes, are presented below. Abstentions and broker non-votes (if applicable) were counted for purposes of determining whether a quorum was present but were not treated as votes cast. Therefore, abstentions and broker non-votes (if applicable) did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval.
The following table reflects the tabulation of the final votes with respect to each director who was elected at the Annual Meeting (Proposal 1):

Nominee	For	Against	Abstain	Broker Non-Votes
John P. Barnes	131,111,593	2,768,709	345,860	14,182,993
Carlton J. Charles	128,641,181	5,142,311	442,670	14,182,993
Jane Chwick	132,432,901	1,419,619	373,643	14,182,993
William F. Cruger, Jr.	131,649,477	2,194,940	381,745	14,182,993
Gary N. Geisel	129,465,056	4,414,805	346,302	14,182,993
Leslie V. Godridge	133,430,068	392,780	403,314	14,182,993
René F. Jones	126,164,035	7,457,450	604,677	14,182,993
Richard H. Ledgett, Jr.	133,249,006	576,882	400,274	14,182,993
Melinda R. Rich	126,989,477	6,963,188	273,497	14,182,993
Robert E. Sadler, Jr.	129,672,675	4,180,471	373,016	14,182,993
Denis J. Salamone	132,769,824	1,082,679	373,659	14,182,993
Rudina Seseri	133,404,509	445,639	376,014	14,182,993
Kirk W. Walters	131,192,496	2,752,241	281,425	14,182,993
Herbert L. Washington	129,402,406	4,447,704	376,052	14,182,993

The following table reflects the tabulation of the final votes with respect to the approval of the 2024 compensation of M&T’s Named Executive Officers (Proposal 2):

For	Against	Abstain	Broker Non-Votes
126,400,291	7,366,862	459,009	14,182,993

The following table reflects the tabulation of the final votes with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2025 (Proposal 3):

For	Against	Abstain	Broker Non-Votes
142,321,976	5,817,644	269,535	Not Applicable

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date:	April 17, 2025	By:	/s/ Marie King
Marie King
Executive Vice President and Corporate Secretary